SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2010

ADEONA PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:       (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Effective May 6, 2010, Adeona Pharmaceuticals, Inc. (the “Company”) entered into a Sublicense Agreement (the “Agreement”) with Meda AB of Sweden.  Pursuant to the Agreement, Meda has been granted an exclusive sublicense to all of Adeona’s patents covering the use of flupirtine for fibromyalgia. These patents have been issued in the U.S. and are pending in Canada and Japan (the “Territory”). The Agreement provides that Meda will assume all future development costs for the commercialization of flupirtine for fibromyalgia. As consideration for such sublicense, we received an up-front payment of $2.5 million upon execution of the Agreement and are entitled to milestone payments of $5 million upon filing of a New Drug Application with the Food and Drug Administration for flupirtine for fibromyalgia and $10 million upon marketing approval. The Agreement also provides that we are entitled to receive royalties of 7% of net sales of flupirtine approved for the treatment of fibromyalgia covered by issued patent claims in the Territory.  Pursuant to the terms of our agreement with our university licensor, we are obligated to share half of the royalties we receive with our university licensor.   We also entered into a Non-Disturbance Agreement with Meda and McLean Hospital in connection with the Agreement.

The information contained in this Item 1.01 regarding such Sublicense Agreement and Non-Disturbance Agreement is qualified in its entirety by the copy of the Sublicense Agreement and Non-Disturbance Agreement attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 which are incorporated herein by this reference.

Item 2.01	Completion or Acquisition of Disposition of Assets.

Reference is made to the information provided in Item 1.01 above.

Item 9.01.      Financial Statements and Exhibits

(d)     Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

10.1
Sublicense Agreement between the Company and Meda AB* (portions of the exhibit have been omitted pursuant to a request for confidential treatment.  The omitted portions have been filed with the Commission).

10.2	Non-Disturbance Agreement*
99.1	Press Release dated May 7, 2010 regarding the License Agreement*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS INC.
Date: May 11, 2010	By:	/s/ James S. Kuo
	Name:	James S. Kuo
	Its:	Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

10.1 10.2
Sublicense Agreement between the Company and Meda AB* (portions of the exhibit have been omitted pursuant to a request for confidential treatment.  The omitted portions have been filed with the Commission).

Non-Disturbance Agreement*

99.1	Press Release dated May 7, 2010 regarding the License Agreement*

* Filed herewith.